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                           SECURITIES AND EXCHANGE COMMISSION


                                  Washington D.C. 20549

                                        Form 8-K

                         Pursuant to Section 12 or 15(d) of the
                           Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported): 01/25/97

                             FINANCIAL ASSET SECURITIES CORP

                 (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT
               DATED AS OF DECEMBER 9, 1996, PROVIDING FOR THE ISSUANCE OF
                         CITYSCAPE HOME EQUITY LOAN TRUST 1996-4
                         HOME EQUITY PASS-THROUGH CERTIFICATES)
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                 (Exact name of registrant as specified in its charter)

          Delaware             333-21071-12            41-1864716
          --------             ------------            ----------
(State or Other Jurisdiction   (Commission         (I.R.S. Employer
      of Incorporation         File Number)     Identification Number)

                                   600 Steamboat Road
                              Greenwich, Connecticut  06830
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                           (Address of Principal    (Zip Code)
                            Executive Offices)

           Registrant's telephone number, including area code: (203) 625-2700

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Exhibits:
20.1 Cityscape Home Equity Pass-Through Certificates
     Series 1996-4 Distribution Statement dated 01/25/97.


Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 12/23/97

FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Equity Loan Trust 1996-4, Home Equity Pass-Through Certificates.

By:    /s/ Lynn Steiner
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Name:    Lynn Steiner
Title:   Vice President
Company: First Trust National Association